Exhibit 99.2

Transaction with Related Companies July 13, 2021 1

2 Presentation This presentation (“Presentation”) is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments, of CareMax, Inc. (“CareMax” or the “Company”) or any of its affiliates. The Presentation has been prepared for informational purposes only and is not intended to form the basis of any investment decision or any other decision in respect of CareMax’s securities. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. CareMax assumes no obligation to update any information in this Presentation, except as required by law. References to "CareMax" for periods prior to June 8, 2021 refer to CareMax Medical Group, LLC prior to the business combination with Deerfield Healthcare Technology Acquisitions Corp. and IMC Holdings LLC ("IMC"). Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but Deerfield, CareMax, CareOptimize and IMC will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Projections This Presentation contains projected financial information. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See “Forward Looking Statements” paragraph below. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. The independent registered public accounting firm of CareMax has not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and, accordingly, has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. Forward Looking Statements This Presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward- looking statements include statements regarding CareMax’s future growth and strategy. Words such as "anticipate," "believe," "budget," "contemplate," "continue," "could," "envision," "estimate," "expect," "guidance," "indicate," "intend," "may," "might," "plan," "possibly," "potential," "predict," "probably," "pro-forma," "project," "seek," "should," "target," or "will," or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside CareMax’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important risks and uncertainties that could cause the Company's actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the availability of sites for medical facilities and the costs of opening such medical facilities; changes in market or industry conditions, regulatory environment, competitive conditions, and receptivity to the Company's services; the Company's ability to continue its growth, including in new markets; changes in laws and regulations applicable to the Company's business, in particular with respect to Medicare Advantage or Medicaid; the Company's ability to maintain its relationships with health plans and other key payers; the impact of COVID-19 or another pandemic, epidemic or outbreak of infectious disease on the Company's business and results of operation; and the Company's ability to recruit and retain qualified team members and independent physicians. For a detailed discussion of the risk factors that could affect the Company's actual results, please refer to the risk factors identified in the Company's reports filed with the SEC. All information provided in this Presentation is as of the date hereof, and the Company undertakes no duty to update or revise this information unless required by law. Disclaimer

CareMax Is an Integrated, Tech-Enabled Whole Health Platform for Seniors

CareMax at a Glance

We are…	A founder-led, technology-enabled whole person health care platform providing value-based care and chronic disease management to Medicare and Medicaid beneficiaries.
Our Mission…	Is to empower care teams to provide high-quality, compassionate care by transforming the primary care delivery model to reduce costs and improve outcomes for patients who need it the most.
We offer…	Community health and wellness centers that provide a comprehensive suite of healthcare and social services, and a medical management platform that provides data, analytics, and rules-based decision tools/workflows for physicians across the United States.

By the Numbers

26K Medicare Advantage ("MA") Members[1,2]	**88%+** Of MA Members in Owned Centers	**66K** Total Members
42 Medical Centers[3]	**95+** Employed Providers	**5 Star** Quality Rating

1) As of March 31, 2021, giving pro forma effect to the acquisition of Senior Medical Associates, LLC ("SMA"), which closed on June 18, 2021, and the acquisition of Unlimited Medical Services of Florida, LLC dba DNF Medical Centers ("DNF"), which is expected to close during the third quarter of 2021, subject to customary closing conditions.
2) Projected to grow to 30-34K by 2021 year-end.
3) Includes 13 CareMax medical centers, 13 IMC medical centers, 10 SMA medical centers, and 6 DNF medical centers.

CareMax 3

CareMax: A Transformative Journey

Founding Vision

- Founded in 2011 in Miami, Florida to pioneer a whole health approach to value-based care
- Grew to nearly 6,400 Medicare Advantage members, representing an annual growth rate of 27% from 2017 to 2020[1]
- Doubled clinic footprint since 2017 to 13 owned medical centers[2]
- Reduced hospitalizations per thousand by nearly 30% from 2017 to 2020 and achieved medical loss ratio of 65%[3]

Public Debut

- Completed business combination with Deerfield Healthcare Technology Acquisitions Corp. ("DFHT") on June 8, 2021 and listed on the NASDAQ as "CMAX"
- Concurrently combined with senior primary care provider IMC Health and care management technology platform CareOptimize
- Scaled to 26 owned medical centers generating $342M in pro forma 2020 revenue

Regional Scale

- Acquired Senior Medical Associates on June 18, 2021, adding 10 medical centers in Broward County, Florida and approximately 5,000 Medicare Advantage members
- Announced the pending acquisition of DNF Medical Centers on July 6, 2021, adding 6 medical centers in Central Florida and approximately 4,000 Medicare Advantage members
- Reiterated confidence in serving 30,000-34,000 Medicare members by year-end 2021

National Expansion

- Announced a national agreement with The Related Companies to bring CareMax's care delivery model to underserved seniors in NYC and other markets across the U.S.
- Deepened relationships with regional and national payor partners to manage patient populations in and outside of Florida
- **Announced plan to open at least 15 de novo centers in 2022, approximately 25 in 2023, and approximately 35 in 2024**

1) Member count as of March 2021.
2) Includes 1 center slated to open in 2022.
3) Medical loss ratio (MLR) defined as third-party medical expense divided by capitated revenue.

CareMax 4

5 Our Approach to Care Focuses on Whole Person Health Wellness Transportation Social Services / Access Healthy Meals Primary Care Dental Virtual Care Fitness Salon Specialty Ambulance Intercept / Mobile Unit 24/7 Call Line Home Health (House Calls & Visits) Whole Person Health

Our Integrated, Full-Stack Strategy Has Generated Superior Patient Outcomes and Defensible Long-Term Economics 6 Decentralized physician network Vertically integrated technology and care delivery platform Provider of non-medical services (documentation, billing, administration) Independent Practice Association (IPA) Managed Services Organization (MSO) Wholly-Owned PCP Risk-sharing: Non-risk and risk-bearing Influence over patient outcomes: Low Incentive to manage costs: Low Capital intensity: Low Competitive moat: Low Risk-sharing: Full-risk Influence over patient outcomes: High Incentive to manage costs: High Capital intensity: High (short-term) Competitive moat: High Risk-sharing: Partial-risk and full-risk Influence over patient outcomes: Medium Incentive to manage costs: Medium Capital intensity: Medium Competitive moat: Low/Medium

3,000 3,600 4,800 6,200 6,400 26,000 10,500 2017 2018 2019 2020 PF Q1 21 2021E Legacy CareMax IMC Transaction Impact 6 7 8 11 13 42 13 26 2017 2018 2019 2020 PF Q1 21 2021E Legacy CareMax IMC Transaction Impact Consistent Historical Organic Growth and Multiple Scaled Acquisitions Have Propelled Rapid Growth 7 Note: Membership figures are rounded. 1) Pro forma for acquisitions of SMA and DNF. Medicare Advantage Membership Medical Centers 10.0x – 11.5x 6.5x – 7.5x 30K – 34K ~17,000 40 – 45 1 1

8 We Have Pursued Accretive, Scaled Transactions Where We Believe Our Platform Can Unlock Significant Upside Potential Metrics Transaction Date June 2021 June 2021 July 20211 Membership (Medicare/Total) 10.5K / 48K 5K / 5K 4K / 4K Medical Centers 13 10 6 % Capacity Utilized ~85% ~50% ~25% Geography South Florida (Miami-Dade) South Florida (Broward) Central Florida Providers 46 10 16 Strategic Rationale Opportunity for MLR Improvement ✓ ✓ ✓ Significant Embedded Membership Capacity ✓ ✓ ✓ Beachhead in New Regional Market ✓ ✓ 1) Announced signed definitive asset purchase agreement of DNF on July 6, 2021. Transaction is expected to close in Q3 2021, subject to customary closing conditions.

9 CareMax Represents a Proven Model for the Future of Value-Based Primary Care Vertically Integrated Community Health and Wellness Centers Leading- Edge Medical Management Solution for Owned and Affiliate Providers Proven Ability to Achieve Industry-Leading Member Outcomes in South Florida Localized Model at National Scale + =

10 We Have a Large White Space to Expand Our Organic De Novo Model Nationally… Near-term expansion planned in TX, TN, and NY, supported by housing collaborations, national payor relationships, and new site selection • Rigorous new market evaluation process to identify and build out the optimal sites • Attract talent with a passion for delivering whole health care to underserved communities • Collaborate with affordable housing groups and national payors to source new members 2022 2023 2024 Planned New De Novo Medical Centers to be Opened per Year 15+ ~25 ~35 Current and near-term markets Priority expansion markets Near-Term Expansion Across Multiple Markets De Novo Blueprint

11 … And a Blueprint to Build De Novo Centers in New Markets with the Support of Our Payor and Real Estate Network Rigorous New Market Evaluation Talent Acquisition Member Sourcing Competitive Dynamics Payor / Health Plan Support Patient Demographics MA Membership Prevalence and Penetration Commuting Patterns / Time Hospital and Specialist Networks Detail-oriented strategy supported by geo- mapping software and real estate advisor insights • Geo-mapping software used to target patient population density • De-identified data on low-income seniors and accessibility to our clinics • Opportunity to embed care teams directly in residential complexes Marketing Strategy PA / APRN Wellness Staff Social Worker Phlebotomist Pharmacy Tech Medical Assistant Fitness Specialist Massage Therapist Home Care Staff Dentist Specialists Physician Process to hire medical staff with passion for delivering whole health care to underserved communities • Opportunity for doctors to see patients for longer and more frequently National Payors Housing Corporations Community Outreach Business Development Highest Acuity Panels Active Member Engagement Patient Coordination Better Outcomes Close collaborations with national payors and housing corporations to fill centers and ensure superior health outcomes

12 Strategic Relationship with The Related Companies

Affordable Senior Focused Housing Is a Large Market with Both Public and Private Funding 13 20M Seniors living at 200% or less of the poverty line 5M Households enrolled in public subsidized housing programs 12+ years Average length of time seniors stay in publicly supported homes 53% Percent of households living in subsidized housing headed by a person 62 years or older • The U.S. has an estimated shortage of 7 million affordable and available rental homes1 • Given the rapid near-term growth in the U.S. senior population (particularly among low-income communities), public and private investment in affordable housing for seniors is a growing priority for municipalities nationally • Embedding health and wellness centers in and proximate to affordable housing communities can maximize impact on health outcomes and enable seniors and pre-seniors to age in place Source: U.S. Census Bureau, U.S. Department of Housing and Urban Development, and Public and Affordable Housing Research Corporation (PAHRC), “2020 Housing Impact Report: Seniors”. 1) Per National Low Income Housing Coalition; represents extremely low-income renters.

14 The Related Group of Companies Has a 50-Year History of Serving Affordable Housing Communities • Founded in 1972 by real estate entrepreneur Stephen M. Ross, The Related Companies is a diversified global real estate company with over $60 billion in assets owned or under development • Related Affordable, the affordable housing division of Related, focuses on the acquisition, preservation, and improvement of existing affordable rental properties nationwide − Maintains the largest privately owned portfolio of affordable housing in the U.S. with more than 55,000 residences in 24 states − Over 20% of the Related Affordable portfolio is either purpose-built or naturally occurring senior housing • Related Affordable strategy focuses on preserving at-risk affordable properties that might otherwise exit affordability or become physically obsolete • Vertically integrated developer/owner with in-house expertise in acquisitions, design, construction, marketing, leasing, sales, and property management across all major asset categories Notable Commercial Properties Hudson Yards (NYC) The Grand (LA) The 78 (Chicago) Select Related Affordable NYC Properties Riverwalk Park Manhattan Plaza Ocean Park Related Properties Company Overview

15 Relationship With Related Provides Entry Into Dense, Underserved Markets Across the U.S. • Related’s national presence in affordable housing (55K units in 24 states) and commercial real estate provides an opportunity to assist CareMax in entering new markets • After initial buildout of CareMax medical centers in NYC, CareMax and Related envision deploying the collaboration across the U.S. Related Affordable Related Affiliate

Initial Sites in NYC Are Under Development With Further Expansion Opportunities Expected in the Near-Term

CareMax + RELATED

- CareMax and Related already have three locations under development in the New York City area with an additional pipeline in negotiation stages
- Initial sites planned to serve senior housing locations in **Manhattan, the Bronx, Queens, and Brooklyn** with pending new sites across all five NYC boroughs

Sites Under Development	East Harlem (Manhattan)	The Bronx	Far Rockaway (Queens)
Affordable Housing Units Within Close Proximity[1]	~14.5K	~10K	~2.5K
Full-Service Medical Center	✓	✓	✓
Related Support	✓	✓	✓



North Bergen
Secaucus
Hoboken
New York
Statue of Liberty
National Monument
Great Neck
Lake Success
QUEENS
Floral Park
Elmont
Valley Stream
John F.
Kennedy
International
Airport
Woodmere
Inwood
Lawrence

1) Represents Mitchell-Lama and NYCHA housing units within a 1-mile radius for Bronx and East Harlem sites and a 2-mile radius for Far Rockaway site.

CareMax 16

17 Related Allows Us a Differentiated Way to Enter NYC and Other Urban Markets via a “Hub & Spoke” Approach Spoke Spoke Spoke Spoke Hub Full Specialty Diagnostics Social Workers Wellness Coordinators Dental Pharmacy Transportation PCP Podiatry Social Workers Wellness Services • CareMax plans to build clinics directly within affordable housing properties, providing members with convenient and frequent access to our care teams • Embedded clinics allow our providers to monitor the most acute conditions in person and direct members to appropriate specialist services • CareMax plans to also construct a central hub offering the full range of our whole health services to affordable housing communities within a local radius Strategic Framework

18 Relationship Is a Mutually Beneficial Arrangement for CareMax and Related Related Value-Add Advise CareMax exclusively as the sole provider of value-based medical services under governmental programs over a 12-year period Source new clinic opportunities in Related properties nationally, as well as with third-party lessors Provide market insights to CareMax to inform site selection and other strategic considerations Provide end-to-end oversight of the design and buildout of new facilities to CareMax’s specifications Related has already been developing affordable housing to serve the same population in the same geographies for almost 50 years CareMax to appoint Bryan Cho, Executive Vice President at Related Companies, to CareMax’s Board of Directors Related to purchase $5M of CareMax Class A common stock at $10.00 per share Related to acquire warrants to purchase 8 million shares of CareMax Class A common stock, exercisable at $11.50 per share, 6 million of which are subject to redemption at $18.00 in line with existing CareMax public warrants 6 million of the warrants vest in connection with the opening of new medical centers for which Related has provided services Dilution will be approximately 4% if Related elects cashless exercise and approximately 9% if Related exercises options with cash CareMax Consideration

19